UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                Ocotber 18, 2006
                                ----------------
               (Date of Report - Date of Earliest Event Reported)


                       First Cash Financial Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                        0-19133                          75-2237318
                        -------                          ----------
                (Commission File Number)     (IRS Employer Identification No.)


             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 460-3947
                                 -------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         Item 2.02   Results of Operations and Financial Condition

         First Cash Financial Services, Inc. has issued a press release announcing its financial results for the three month and nine month periods ended September 30, 2006. The Company's press release dated October 18, 2006 announcing the results is attached hereto as Exhibit
         99.1 and is incorporated by reference in its entirety into this Item 2.02.

         The information provided in this Item 2.02 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

         Item 9.01  Financial Statements and Exhibits

         (d)  Exhibits:

              99.1 Press Release date October 18, 2006 announcing the Company's financial results for the three month and nine month periods ended September 30, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 18, 2006                    FIRST CASH FINANCIAL SERVICES, INC.
                                            -----------------------------------
                                                     (Registrant)


                                            /s/ R. DOUGLAS ORR
                                            -------------------------------
                                            R. Douglas Orr
                                            Chief Accounting Officer





                                  EXHIBIT INDEX

Exhibit Number                        Document
--------------                        --------
99.1                                  Press release dated October 18, 2006.


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